FOR IMMEDIATE RELEASE

ROYAL CUP COFFEE & TEA® AND NUZEE (d/b/a/ COFFEE BLENDERS®)
SIGN MANUFACTURING AND DISTRIBUTION AGREEMENT

Vista, CA – October 15, 2019 -- NuZee, Inc. (OTCQB: NUZE) (“NuZee” or “the Company”), a specialty coffee company and a leading U.S. single serve pour over coffee producer and co-packer, announced today that it has signed a manufacturing and distribution agreement with Royal Cup Coffee & Tea® to introduce a new, in-room coffee experience featuring Royal Cup’s first-ever single-serve pour over coffee product.

Under the terms of the agreement, NuZee will prepare and custom package Royal Cup Coffee & Tea’s® ROARTM coffee brand into a single serve, pour-over coffee product that will be made available to Royal Cup® Coffee & Tea’s hospitality and hotel customers across the United States.

Royal Cup Coffee & Tea® is the nation’s largest distributor of specialty and premium coffees and teas to the hospitality and hotel industries. Production at NuZee’s facility in Vista, California is expected to commence in December 2019 with a targeted national roll-out to follow.

“In-room coffee is one of the most highly-appreciated hotel amenities, and we believe that single-serve, pour over coffee provides a new, easy-to-use and environmentally-friendly coffee experience that will enhance each guest’s stay,” said Masa Higashida, NuZee's Chief Executive Officer. “This agreement is a wonderful opportunity to introduce single-serve, pour over coffee to hotel guests across the United States.”

“Today’s announcement reflects our ongoing evolution to position NuZee’s business towards the manufacture of single-serve pour over coffee with a focus on co-packing and private labeling for regional and global brands,” said Travis Gorney, President and COO.  “We are in dialogue with other such large global companies and expect to continue the growth of our co-packing business.”

About NuZee and Coffee Blenders

NuZee, Inc. (d/b/a Coffee Blenders®) is a specialty coffee company and a leading U.S. single-serve pour-over coffee producer and co-packer. We own highly sophisticated packing equipment developed in Asia for pour over coffee production and possess exclusive agreements that restrict

North American competitors’ access to this equipment and associated pour over filters.  We co-pack single-serve pour-over coffee products for dozens of customers in the U.S. market and also co-pack for the Korean market. Our California facility is SQF level 2 certified and is also certified Fair Trade, Organic, Kosher, and Halal.

Learn more about NuZee’s co-packing capabilities at http://pourovercopacking.com.

Forward Looking Statements

Any statements that are not historical facts contained in this release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, NuZee cautions you that such statements are simply predictions and actual events or results may differ materially. These forward-statements involve known and unknown risks, uncertainties and other factors which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  We have based these forward-looking statements upon information available to management as of the date of this release and management's expectations and projections about certain future events. It is possible that the assumptions made by management for purposes of such statements may not materialize. Such statements may involve risks and uncertainties, including but not limited to those relating to the Company’s ability to secure orders under the new co-packing agreement, increase production, product demand, pricing, market acceptance, the effect of economic conditions, intellectual property rights, the outcome of competitive products, risks in product development, and other factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statement for events or circumstances after the date on which such statement is made.

FOR ADDITIONAL INFORMATION PLEASE CONTACT:

NuZee: Investor Relations:

Shanoop Kothari   Devin Sullivan

SVP and Chief Financial OfficerSVP, The Equity Group Inc.

(713) 530-7688(212) 836-9608

shanoop@coffeeblenders.com dsullivan@equityny.com

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